ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts and other receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Beginning balance	$ 137	$ 77
Add: increase in allowance	221	108
Deduct: bad debt write offs	(33)	(34)
Foreign currency translation and other	(26)	(14)
Ending balance	$ 299	$ 137